SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Repor Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): 08/26/2008

Vermillion, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-31617

DE (State or other jurisdiction of incorporation)	33-059-5156 (IRS Employer Identification No.)
47350 Fremont Blvd., Fremont, CA 94538
(Address of principal executive offices, including zip code)
510.226.2800
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits
Signature(s)
Exhibit Index
EXHIBIT 10.1

Item 1.01	Entry into a Material Definitive Agreement.
On August 26, 2008, Vermillion, Inc. (the “Company”) entered into a consulting agreement (the “Consulting Agreement”) with Mr. Richard G. Taylor, whom the Company appointed as Senior Finance Consultant and Interim Chief Financial Officer of the Company, effective immediately, as described below under Item 5.02. The Consulting Agreement provides that Mr. Taylor will serve as an independent contractor and will provide finance, accounting and financial oversight services to the Company. Under the Consulting Agreement, Mr. Taylor will be compensated at a rate of $1,000 per day for work in excess of five (5) hours per day, $125 per hour for work less than five (5) hours per day, and $62.50 per hour of travel time. The Consulting Agreement has an initial 90-day term, which may be extended upon mutual agreement. A copy of the Consulting Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 26, 2008, the Company appointed Richard G. Taylor as Senior Finance Consultant and Interim Chief Financial Officer of the Company, effective immediately. Mr. Taylor assumes the position of Interim Chief Financial Officer from Ms. Qun Zhou, who has held the position since November 1, 2007.
Mr. Taylor, age 54, served as Vice President, Finance and Administration at Cellgate, Inc., a privately-held oncology company, from May 2001 until February 2008, where he was the senior finance officer responsible for all financial matters related to the company. From February 2008 until August 2008, following the acquisition of Cellgate by Progen Pharmaceuticals, Inc., a molecule-based cancer therapeutics company, Mr. Taylor worked for Progen as Head of Finance, U.S. Operations under a post-merger short-term contract. Mr. Taylor earned a B.A. in Biological Sciences from the University of California, Berkeley, an M.S. in Biological Sciences from Stanford University, and an M.B.A. from the University of Chicago.
As described in Item 1.01 above, on August 26, 2008, the Company entered into a Consulting Agreement with Mr. Taylor. The description of the Consulting Agreement in Item 1.01 and the copy of the Consulting Agreement attached hereto as Exhibit 10.1 are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description

10.1	Consulting Agreement dated August 26, 2008

Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.
Date: August 28, 2008	By:	/s/ Gail S. Page
Gail S. Page
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Consulting Agreement dated August 26, 2008